Exhibit 10.6

STANDARD PARKING CORP
900 N MICHIGAN AVE STE 1600
CHICAGO IL 60611

Attn:	Marc Baumann
Email:	mbaumann@standardparking.com

From:	Pat Zann
Phone:	(312) 384-6935

Subject:	Reference #: MX_39586 - Confirmation of Interest Rate Swap Transaction as of October 25, 2012, between STANDARD PARKING CORP and PNC Bank, National Association.

The purpose of this letter agreement is to confirm the terms and conditions of the Interest Rate Swap transaction (the “Transaction”) entered into between STANDARD PARKING CORP (“COUNTERPARTY”) and PNC Bank, National Association (“PNC”) on the Trade Date specified below. By signing below, COUNTERPARTY acknowledges that it has consented to receive this Confirmation via electronic mail.

1.

The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) and any addenda or revisions thereto, are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

2.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, that certain ISDA Master Agreement and related Schedule between COUNTERPARTY and PNC, dated as of October 24, 2012 (as amended, modified, renewed or restated from time to time, the “ISDA Master Agreement”). All provisions contained in or incorporated by reference in such ISDA Master Agreement shall govern this Confirmation, except as modified expressly below.  In the event of any inconsistency between the provisions of such ISDA Master Agreement and this Confirmation, this Confirmation will govern for purposes of the Transaction.

3.	Each party represents to the other party that:

(a)

It is acting for its own account as principal, and it has made its own independent decisions to enter  into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary to permit it to evaluate the merits and risks of the Transaction. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the Transaction.

(b)

It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

	(c)	The other party is not acting as a fiduciary for or an adviser to it in respect of the Transaction.

	(d)	It has entered into the Transaction in connection with a line of its business and for purposes of hedging and not for the purpose of speculation.

4.	The terms of the Transaction to which this Confirmation relates are as follows:

	Type Of Transaction:	Interest Rate Swap

	Notional Amount:	Initially USD 50,000,000.00 and then adjusting in accordance to attached amortization schedule.

	Trade Date:	October 25, 2012

	Effective Date:	October 31, 2012

	Termination Date:	September 30, 2017, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Amounts:

	Fixed Rate Payer:	COUNTERPARTY

Fixed Rate Calculation Periods:

The initial Calculation Period will be from and including the Effective Date to but excluding November 30, 2012. Thereafter, from and including the last day of each month to but excluding the last day of the following month. With the final Calculation Period being from and including August 31, 2017, to but excluding the Termination Date. Each calculation period subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Rate Payer Payment Dates:

The initial payment will commence on November 30, 2012, and thereafter on the last day of each month, and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

	Fixed Rate:	0.7525%

	Fixed Rate Day Count Fraction:	ACT/360

	Business Days:	New York and London

Floating Amounts:

	Floating Rate Payer:	PNC

Floating Rate Calculation Periods:

The initial Calculation Period will be from and including the Effective Date to but excluding November 30, 2012. Thereafter, from and including the last day of each month to but excluding the last day of the following month. With the final Calculation Period being from and including August 31, 2017, to but excluding the Termination Date. Each calculation period subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Payer Payment Dates:

The initial payment will commence on November 30, 2012, and thereafter on the last day of each month, and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

	Floating Rate for Initial Calculation Period:	TBD

Reset Dates:	The first day of each Floating Rate Calculation Period, with Period End Dates subject to adjustment in accordance with the Modified Following Business Day Convention.

Floating Rate Option:

USD-LIBOR-BBA-Bloomberg; provided, however, that the reference to “London Banking Days” that appears in the 4th line of the definition of “USD-LIBOR-BBA-Bloomberg” is replaced with “New York and London Banking Days” (which for purposes of the Transaction means any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by law to be closed for business in New York, New York and London, England).

Designated Maturity:	One (1) Month

Spread:	Inapplicable

Floating Rate Day Count Fraction:	ACT/360

Business Days:	New York and London

Compounding:	Inapplicable

General Terms:

Calculation Agent:	PNC

Jury Waiver:

EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS CONFIRMATION OR THE TRANSACTION EVIDENCED HEREBY.

Governing Law:	The Transaction shall be governed by and construed in accordance with the laws of the State of New York, without reference to the choice of law doctrine.

Execution in Counterparts:

This Confirmation may be executed in counterparts, each of which shall be an original and both of which when taken together shall constitute the same agreement. Transmission by facsimile, e-mail or other form of electronic transmission of an executed counterpart of this Confirmation shall be deemed to constitute due and sufficient delivery of such counterpart.

Electronic Records and Signatures:

It is agreed by the parties that the use of electronic signatures and the keeping of records in electronic form be granted the same legal effect, validity and enforceability as a signature affixed by hand or the use of a paper-based record keeping system (as the case may be) to the extent and as provided for in any applicable law.

Payment Instructions:

Payments to PNC shall be made in immediately available funds to:

Bank Name:
ABA# :

Account# :
Account Of :
Attention :

Payments to STANDARD PARKING CORP shall be made in immediately available funds to:

Bank Name:
ABA# :
Account# :
Account Of :
Attention :

OR:

I hereby Authorize PNC Bank to deposit or withdraw any amounts owed to me or by me by initiating credit or debit entries to my account at the Financial Institution indicated below. Further, I authorize my Financial Institution to accept and to credit or debit any entries initiated by PNC Bank to my account. In the event that PNC Bank deposits funds erroneously into my account, I authorize PNC Bank to debit my account for an amount not to exceed the original amount of the credit.

Bank Name	City	State

ABA Routing #:

Account #:

Account Type:	☐ Checking	Or ☐ Savings
	☐ Corporate	Or ☐ Individual

This authorization is to remain in full force and effect until PNC Bank and/or my Financial Institution has received written notice from me of its termination in such time and in such manner as to afford PNC Bank and/or my Financial Institution a reasonable opportunity to act on it.

PAYMENT ADVICE NOTIFICATION SHALL BE DELIVERED VIA E-MAIL TO THE FOLLOWING ADDRESS(ES):

E-Mail Address(es):

Please confirm that the foregoing correctly sets forth the terms of our agreement concerning the transaction by signing this Confirmation where indicated below and returning a signed copy to Patrick Kertes either by fax (at + 1 855 568 4533) or by overnight delivery (c/o PNC Bank, National Association, 116 Allegheny Center Mall, P8-YB35-02-8, Pittsburgh, PA 15212, Attn: Patrick Kertes). Should you wish to return your signed copy by e-mail, please, first contact your derivatives marketer.

Please retain a signed copy of this Confirmation for your records.  Should you have any questions, please call Patrick Kertes at (412) 237-0568.

Yours Sincerely,		Accepted and agreed as of the date first above written:

PNC BANK, NATIONAL ASSOCIATION		STANDARD PARKING CORP

By:	/s/ Amber Evanco	By:	/s/ Marc Baumann
Name:	Amber Evanco	Name:	G. Marc Baumann
Title:	Vice President	Title:	Chief Financial Officer, Treasurer & President of Urban Operations

AMORTIZATION SCHEDULE

Calculation Period	Calculation Period	Notional	End of Period
Start Date	End Date	Balance	Amortization
October 31, 2012	November 30, 2012	$50,000,000.00	$0.00
November 30, 2012	December 31, 2012	$50,000,000.00	$1,125,000.00
December 31, 2012	January 31, 2013	$48,875,000.00	$0.00
January 31, 2013	February 28, 2013	$48,875,000.00	$0.00
February 28, 2013	March 28, 2013	$48,875,000.00	$1,125,000.00
March 28, 2013	April 30, 2013	$47,750,000.00	$0.00
April 30, 2013	May 31, 2013	$47,750,000.00	$0.00
May 31, 2013	June 28, 2013	$47,750,000.00	$1,125,000.00
June 28, 2013	July 31, 2013	$46,625,000.00	$0.00
July 31, 2013	August 30, 2013	$46,625,000.00	$0.00
August 30, 2013	September 30, 2013	$46,625,000.00	$1,125,000.00
September 30, 2013	October 31, 2013	$45,500,000.00	$0.00
October 31, 2013	November 29, 2013	$45,500,000.00	$0.00
November 29, 2013	December 31, 2013	$45,500,000.00	$1,125,000.00
December 31, 2013	January 31, 2014	$44,375,000.00	$0.00
January 31, 2014	February 28, 2014	$44,375,000.00	$0.00
February 28, 2014	March 31, 2014	$44,375,000.00	$1,125,000.00
March 31, 2014	April 30, 2014	$43,250,000.00	$0.00
April 30, 2014	May 30, 2014	$43,250,000.00	$0.00
May 30, 2014	June 30, 2014	$43,250,000.00	$1,125,000.00
June 30, 2014	July 31, 2014	$42,125,000.00	$0.00
July 31, 2014	August 29, 2014	$42,125,000.00	$0.00
August 29, 2014	September 30, 2014	$42,125,000.00	$1,125,000.00
September 30, 2014	October 31, 2014	$41,000,000.00	$0.00
October 31, 2014	November 28, 2014	$41,000,000.00	$0.00
November 28, 2014	December 31, 2014	$41,000,000.00	$1,500,000.00
December 31, 2014	January 30, 2015	$39,500,000.00	$0.00
January 30, 2015	February 27, 2015	$39,500,000.00	$0.00
February 27, 2015	March 31, 2015	$39,500,000.00	$1,500,000.00
March 31, 2015	April 30, 2015	$38,000,000.00	$0.00
April 30, 2015	May 29, 2015	$38,000,000.00	$0.00
May 29, 2015	June 30, 2015	$38,000,000.00	$1,500,000.00
June 30, 2015	July 31, 2015	$36,500,000.00	$0.00
July 31, 2015	August 28, 2015	$36,500,000.00	$0.00
August 28, 2015	September 30, 2015	$36,500,000.00	$1,500,000.00
September 30, 2015	October 30, 2015	$35,000,000.00	$0.00
October 30, 2015	November 30, 2015	$35,000,000.00	$0.00
November 30, 2015	December 31, 2015	$35,000,000.00	$1,500,000.00
December 31, 2015	January 29, 2016	$33,500,000.00	$0.00
January 29, 2016	February 29, 2016	$33,500,000.00	$0.00
February 29, 2016	March 31, 2016	$33,500,000.00	$1,500,000.00
March 31, 2016	April 29, 2016	$32,000,000.00	$0.00
April 29, 2016	May 31, 2016	$32,000,000.00	$0.00
May 31, 2016	June 30, 2016	$32,000,000.00	$1,500,000.00
June 30, 2016	July 29, 2016	$30,500,000.00	$0.00
July 29, 2016	August 31, 2016	$30,500,000.00	$0.00
August 31, 2016	September 30, 2016	$30,500,000.00	$1,500,000.00

September 30, 2016	October 31, 2016	$29,000,000.00	$0.00
October 31, 2016	November 30, 2016	$29,000,000.00	$0.00
November 30, 2016	December 30, 2016	$29,000,000.00	$1,875,000.00
December 30, 2016	January 31, 2017	$27,125,000.00	$0.00
January 31, 2017	February 28, 2017	$27,125,000.00	$0.00
February 28, 2017	March 31, 2017	$27,125,000.00	$1,875,000.00
March 31, 2017	April 28, 2017	$25,250,000.00	$0.00
April 28, 2017	May 31, 2017	$25,250,000.00	$0.00
May 31, 2017	June 30, 2017	$25,250,000.00	$1,875,000.00
June 30, 2017	July 31, 2017	$23,375,000.00	$0.00
July 31, 2017	August 31, 2017	$23,375,000.00	$0.00
August 31, 2017	September 29, 2017	$23,375,000.00	$23,375,000.00